UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2004

Daktronics, Inc.

(Exact name of Registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

331 32ndAvenue
Brookings, SD 57006
(Address of principal executive offices, zip code)

(605) 697-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits:

(c)  Exhibits

       99.1 News Release dated May 26, 2004, issued by Daktronics, Inc. regarding fourth quarter results

Item 12. Results of Operations and Financial Condition

        On May 26, 2004, the company issued a press release announcing financial results for the quarter and fiscal year ending May 1, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

        The information furnished in this report, including the exhibit, shall not be incorporated by reference into Daktronics' filings with the SEC under the Securities Act of 1933 and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Act of 1934.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By:	/s/ William R. Retterath
William R. Retterath, Chief Financial Officer

Date: May 26, 2004

EXHIBIT INDEX

Exhibit No. Description
99.1 News Release dated May 26, 2004 issued by Daktronics,Inc.